UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2025

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On January 16, 2025, American Express Company posted the following statement to its newsroom site :
“American Express has entered into agreements with the U.S. Department of Justice and reached an agreement in principle with the Staff of the Board of Governors of the Federal Reserve System to resolve previously disclosed investigations into historical sales practices for certain U.S. small business customers, which the company ended in 2021 or earlier. We cooperated extensively with these agencies and our regulators and took decisive voluntary action to address these issues, including discontinuing certain products several years ago, conducting a comprehensive internal review, taking appropriate disciplinary measures, making organizational changes, and enhancing policies, compliance, and training programs. Pursuant to the agreements and after crediting, American Express will pay approximately $230 million in total to resolve these matters. The costs associated with the agreements were largely reserved for in prior periods and do not impact the 2024 guidance previously provided. We expect the resolution with the Federal Reserve to be finalized in the coming weeks.”

Cautionary Note Regarding Forward-Looking Statements

This report includes forward-looking statements, which are subject to risks and uncertainties. The forward-looking statements contain words such as “expect,” “anticipate,” “intend,” “plan,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including those described in American Express’ filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Express undertakes no obligation to update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ James J. Killerlane III
Name: James J. Killerlane III
Title: Corporate Secretary

Date: January 16, 2025